                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
 COUNSELOR SERIES TRUST)                INCOME TRUST
 AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO DYNAMIC CREDIT OPPORTUNITIES
 FUNDS)                                 FUND
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  INVESCO EXCHANGE FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO HIGH INCOME 2023 TARGET TERM
 SERIES)                                FUND
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO HIGH INCOME TRUST II
 (INVESCO INTERNATIONAL MUTUAL FUNDS)
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MANAGEMENT TRUST
 INVESTMENT FUNDS)
 AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL INCOME
 (INVESCO INVESTMENT SECURITIES FUNDS)  OPPORTUNITIES TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO MUNICIPAL OPPORTUNITY TRUST
 FUNDS)
 AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO MUNICIPAL TRUST
 TAX-EXEMPT FUNDS)
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO PENNSYLVANIA VALUE MUNICIPAL
 TREASURER'S SERIES TRUST)              INCOME TRUST
 AIM VARIABLE INSURANCE FUNDS (INVESCO INVESCO QUALITY MUNICIPAL INCOME TRUST VARIABLE INSURANCE FUNDS)
 INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO SECURITIES TRUST
 TRUST II
 INVESCO BOND FUND                      INVESCO SENIOR INCOME TRUST
                                        INVESCO TRUST FOR INVESTMENT GRADE
                                        MUNICIPALS
                                        INVESCO TRUST FOR INVESTMENT GRADE
                                        NEW YORK MUNICIPALS
                                        INVESCO VALUE MUNICIPAL INCOME TRUST

        on behalf of the Funds listed in
        the Exhibit to this Memorandum of
        Agreement

        By:     /s/ John M. Zerr
                --------------------------
        Title:  Senior Vice President

        INVESCO ADVISERS, INC.

        By:     /s/ John M. Zerr
                --------------------------
        Title:  Senior Vice President

                        EXHIBIT A TO ADVISORY FEE MOA
 AIM COUNSELOR
 SERIES TRUST
 (INVESCO COUNSELOR                                                  EXPIRATION
 SERIES TRUST)              WAIVER DESCRIPTION        EFFECTIVE DATE    DATE
 ------------------    -----------------------------  -------------- ----------
 Invesco Strategic      Invesco will waive advisory
   Real Return          fees in an amount equal to
   Fund                 the advisory fees earned on
                           underlying affiliated
                                investments             4/30/2014    06/30/2019

 AIM INVESTMENT
 FUNDS (INVESCO                                                      EXPIRATION
 INVESTMENT FUNDS           WAIVER DESCRIPTION        EFFECTIVE DATE    DATE
 ----------------      -----------------------------  -------------- ----------
 Invesco Balanced-      Invesco will waive advisory
   Risk Commodity       fees in an amount equal to
   Strategy Fund        the advisory fees earned on
                           underlying affiliated
                                investments              02/24/15    06/30/2019

 Invesco Global         Invesco will waive advisory
   Targeted Returns     fees in an amount equal to
   Fund                 the advisory fees earned on
                           underlying affiliated
                                investments             12/17/2013   06/30/2019

 AIM TREASURER'S
 SERIES TRUST
 (INVESCO TREASURER'S                                                EXPIRATION
 SERIES TRUST)              WAIVER DESCRIPTION        EFFECTIVE DATE    DATE
 --------------------  -----------------------------  -------------- ----------
 Premier Portfolio      Invesco will waive advisory
                        fees in the amount of 0.07%
                        of the Fund's average daily
                                net assets               2/1/2011    12/31/2017

 Premier U.S.           Invesco will waive advisory
   Government           fees in the amount of 0.07%
   Money Portfolio      of the Fund's average daily
                                net assets               2/1/2011    12/31/2017

 Premier                Invesco will waive advisory
   Tax-Exempt           fees in the amount of 0.05%
   Portfolio            of the Fund's average daily
                                net assets              06/01/2016   12/31/2017

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                           EFFECTIVE DATE   COMMITTED UNTIL
---------                                         ------------------ ---------------
Invesco American Franchise Fund                   February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund           February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                          June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund             February 12, 2010   June 30, 2019
Invesco Equity and Income Fund                    February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                           July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund               July 1, 2007     June 30, 2019
Invesco Growth and Income Fund                    February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund             July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund         February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                        February 12, 2010   June 30, 2019
Invesco Short Duration High Yield Municipal Fund  September 30, 2015  June 30, 2019
Invesco Small Cap Discovery Fund                  February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund                  April 30, 2014    June 30, 2019

                      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                           EFFECTIVE DATE   COMMITTED UNTIL
---------                                         ------------------ ---------------
Invesco Charter Fund                                 July 1, 2007     June 30, 2019
Invesco Diversified Dividend Fund                    July 1, 2007     June 30, 2019
Invesco Summit Fund                                  July 1, 2007     June 30, 2019

                       AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco European Small Company Fund                  July 1, 2007     June 30, 2019
Invesco Global Core Equity Fund                      July 1, 2007     June 30, 2019
Invesco International Small Company Fund             July 1, 2007     June 30, 2019
Invesco Small Cap Equity Fund                        July 1, 2007     June 30, 2019

                     AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco Alternative Strategies Fund                October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund               February 12, 2010   June 30, 2019
Invesco Global Low Volatility Equity Yield Fund      July 1, 2007     June 30, 2019
Invesco Mid Cap Core Equity Fund                     July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund                 October 14, 2014   June 30, 2019
Invesco Quality Income Fund                       February 12, 2010   June 30, 2019
Invesco Small Cap Growth Fund                        July 1, 2007     June 30, 2019

        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco Asia Pacific Growth Fund                     July 1, 2007     June 30, 2019
Invesco European Growth Fund                         July 1, 2007     June 30, 2019
Invesco Global Growth Fund                           July 1, 2007     June 30, 2019
Invesco Global Opportunities Fund                   August 3, 2012    June 30, 2019
Invesco Global Responsibility Equity Fund           June 30, 2016     June 30, 2019
Invesco Global Small & Mid Cap Growth Fund           July 1, 2007     June 30, 2019
Invesco International Companies Fund              December 21, 2015   June 30, 2019
Invesco International Core Equity Fund               July 1, 2007     June 30, 2019
Invesco International Growth Fund                    July 1, 2007     June 30, 2019
Invesco Select Opportunities Fund                   August 3, 2012    June 30, 2019

                  AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco All Cap Market Neutral Fund               December 17, 2013   June 30, 2019
Invesco Balanced-Risk Allocation Fund/1/             May 29, 2009     June 30, 2019
Invesco Balanced-Risk Commodity Strategy Fund/2/  November 29, 2010   June 30, 2019
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2019
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2019
Invesco Emerging Markets Flexible Bond Fund/3/      June 14, 2010     June 30, 2019
Invesco Endeavor Fund                                July 1, 2007     June 30, 2019
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2019
Invesco Global Infrastructure Fund                   May 2, 2014      June 30, 2019
Invesco Global Market Neutral Fund                December 17, 2013   June 30, 2019
Invesco Global Targeted Returns Fund/5/           December 17, 2013   June 30, 2019
Invesco Greater China Fund                           July 1, 2007     June 30, 2019
Invesco Long/Short Equity Fund                    December 17, 2013   June 30, 2019
Invesco Low Volatility Emerging Markets Fund      December 17, 2013   June 30, 2019
Invesco Macro Allocation Strategy Fund/4/         September 25, 2012  June 30, 2019
Invesco Macro International Equity Fund           December 17, 2013   June 30, 2019
Invesco Macro Long/Short Fund                     December 17, 2013   June 30, 2019
Invesco MLP Fund                                   August 29, 2014    June 30, 2019
Invesco Multi-Asset Income Fund/6/                December 13, 2011   June 30, 2019
Invesco Pacific Growth Fund                       February 12, 2010   June 30, 2019
Invesco Select Companies Fund                        July 1, 2007     June 30, 2019
Invesco World Bond Fund                              July 1, 2007     June 30, 2019

       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco Corporate Bond Fund                       February 12, 2010   June 30, 2019
Invesco Global Real Estate Fund                      July 1, 2007     June 30, 2019
Invesco Government Money Market Fund                 July 1, 2007     June 30, 2019
Invesco High Yield Fund                              July 1, 2007     June 30, 2019
Invesco Real Estate Fund                             July 1, 2007     June 30, 2019
Invesco Short Duration Inflation Protected Fund      July 1, 2007     June 30, 2019
Invesco Short Term Bond Fund                         July 1, 2007     June 30, 2019
Invesco U.S. Government Fund                         July 1, 2007     June 30, 2019

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco American Value Fund                      February 12, 2010  June 30, 2019
Invesco Comstock Fund                            February 12, 2010  June 30, 2019
Invesco Energy Fund                                July 1, 2007     June 30, 2019
Invesco Dividend Income Fund                       July 1, 2007     June 30, 2019
Invesco Gold & Precious Metals Fund                July 1, 2007     June 30, 2019
Invesco Mid Cap Growth Fund                      February 12, 2010  June 30, 2019
Invesco Small Cap Value Fund                     February 12, 2010  June 30, 2019
Invesco Technology Fund                            July 1, 2007     June 30, 2019
Invesco Technology Sector Fund                   February 12, 2010  June 30, 2019
Invesco Value Opportunities Fund                 February 12, 2010  June 30, 2019

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco High Yield Municipal Fund                February 12, 2010  June 30, 2019
Invesco Intermediate Term Municipal Income Fund  February 12, 2010  June 30, 2019
Invesco Municipal Income Fund                    February 12, 2010  June 30, 2019
Invesco New York Tax Free Income Fund            February 12, 2010  June 30, 2019
Invesco Tax-Exempt Cash Fund                       July 1, 2007     June 30, 2019
Invesco Limited Term Municipal Income Fund         July 1, 2007     June 30, 2019

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco V.I. American Franchise Fund             February 12, 2010  June 30, 2019
Invesco V.I. American Value Fund                 February 12, 2010  June 30, 2019
Invesco V.I. Balanced-Risk Allocation Fund/7/    December 22, 2010  June 30, 2019
Invesco V.I. Comstock Fund                       February 12, 2010  June 30, 2019
Invesco V.I. Core Equity Fund                      July 1, 2007     June 30, 2019
Invesco V.I. Core Plus Bond Fund                  April 30, 2015    June 30, 2019
Invesco V.I. Diversified Dividend Fund           February 12, 2010  June 30, 2019
Invesco V.I. Equally-Weighted S&P 500 Fund       February 12, 2010  June 30, 2019
Invesco V.I. Equity and Income Fund              February 12, 2010  June 30, 2019
Invesco V.I. Global Core Equity Fund             February 12, 2010  June 30, 2019
Invesco V.I. Global Health Care Fund               July 1, 2007     June 30, 2019
Invesco V.I. Global Real Estate Fund               July 1, 2007     June 30, 2019
Invesco V.I. Government Money Market Fund          July 1, 2007     June 30, 2019
Invesco V.I. Government Securities Fund            July 1, 2007     June 30, 2019
Invesco V.I. Growth and Income Fund              February 12, 2010  June 30, 2019
Invesco V.I. High Yield Fund                       July 1, 2007     June 30, 2019
Invesco V.I. International Growth Fund             July 1, 2007     June 30, 2019
Invesco V.I. Managed Volatility Fund               July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund              July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Growth Fund                 February 12, 2010  June 30, 2019
Invesco V.I. S&P 500 Index Fund                  February 12, 2010  June 30, 2019
Invesco V.I. Small Cap Equity Fund                 July 1, 2007     June 30, 2019
Invesco V.I. Technology Fund                       July 1, 2007     June 30, 2019
Invesco V.I. Value Opportunities Fund              July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                                      EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco Exchange Fund                                   September 30, 2015  June 30, 2019

                                INVESCO SECURITIES TRUST

FUND                                                      EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco Balanced-Risk Aggressive Allocation Fund/8/      January 16, 2013   June 30, 2019

                                INVESCO MANAGEMENT TRUST

FUND                                                      EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco Conservative Income Fund                           July 1, 2014     June 30, 2019

                                    CLOSED-END FUNDS

FUND                                                      EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco Advantage Municipal Income Trust II                May 15, 2012     June 30, 2019
Invesco Bond Fund                                        August 26, 2015    June 30, 2019
Invesco California Value Municipal Income Trust            May 15, 2012     June 30, 2019
Invesco Dynamic Credit Opportunities Fund                  May 15, 2012     June 30, 2019
Invesco High Income 2023 Target Term Fund               November 28, 20016  June 30, 2019
Invesco High Income Trust II                               May 15, 2012     June 30, 2019
Invesco Municipal Income Opportunities Trust             August 26, 2015    June 30, 2019
Invesco Municipal Opportunity Trust                        May 15, 2012     June 30, 2019
Invesco Municipal Trust                                    May 15, 2012     June 30, 2019
Invesco Pennsylvania Value Municipal Income Trust          May 15, 2012     June 30, 2019
Invesco Quality Municipal Income Trust                   August 26, 2015    June 30, 2019
Invesco Senior Income Trust                                May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade Municipals              May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade New York Municipals     May 15, 2012     June 30, 2019
Invesco Value Municipal Income Trust                       June 1, 2010     June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

          By:     /s/ John M. Zerr
                  --------------------------
          Title:  Senior Vice President

          INVESCO ADVISERS, INC.

          By:     /s/ John M. Zerr
                  --------------------------
          Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                     ------------ ----------  ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual    2.00%        July 1, 2013      June 30, 2018
   Class B Shares                        Contractual    2.75%        July 1, 2013      June 30, 2018
   Class C Shares                        Contractual    2.75%        July 1, 2013      June 30, 2018
   Class R Shares                        Contractual    2.25%        July 1, 2013      June 30, 2018
   Class R5 Shares                       Contractual    1.75%        July 1, 2013      June 30, 2018
   Class R6 Shares                       Contractual    1.75%        July 1, 2013      June 30, 2018
   Class Y Shares                        Contractual    1.75%        July 1, 2013      June 30, 2018

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual    1.50%        July 1, 2012      June 30, 2018
   Class B Shares                        Contractual    2.00%        July 1, 2012      June 30, 2018
   Class C Shares                        Contractual    2.00%        July 1, 2012      June 30, 2018
   Class R6 Shares                       Contractual    1.25%       April 4, 2017      June 30, 2018
   Class Y Shares                        Contractual    1.25%        July 1, 2012      June 30, 2018

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual    0.75%     December 16, 2016  December 31, 2017
   Class B Shares                        Contractual    1.50%     December 16, 2016  December 31, 2017
   Class C Shares                        Contractual    1.50%     December 16, 2016  December 31, 2017
   Class R Shares                        Contractual    1.00%     December 16, 2016  December 31, 2017
   Class R5 Shares                       Contractual    0.50%     December 16, 2016  December 31, 2017
   Class R6 Shares                       Contractual    0.50%     December 16, 2016  December 31, 2017
   Class Y Shares                        Contractual    0.50%     December 16, 2016  December 31, 2017

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual    2.00%        July 1, 2012      June 30, 2018
   Class B Shares                        Contractual    2.75%        July 1, 2012      June 30, 2018
   Class C Shares                        Contractual    2.75%        July 1, 2012      June 30, 2018
   Class R Shares                        Contractual    2.25%        July 1, 2012      June 30, 2018
   Class R6 Shares                       Contractual    1.75%     September 24, 2012   June 30, 2018
   Class Y Shares                        Contractual    1.75%        July 1, 2012      June 30, 2018

Invesco Equity and Income Fund
   Class A Shares                        Contractual    1.50%        July 1, 2012      June 30, 2018
   Class B Shares                        Contractual    2.25%        July 1, 2012      June 30, 2018
   Class C Shares                        Contractual    2.25%        July 1, 2012      June 30, 2018
   Class R Shares                        Contractual    1.75%        July 1, 2012      June 30, 2018
   Class R5 Shares                       Contractual    1.25%        July 1, 2012      June 30, 2018
   Class R6 Shares                       Contractual    1.25%     September 24, 2012   June 30, 2018
   Class Y Shares                        Contractual    1.25%        July 1, 2012      June 30, 2018

Invesco Floating Rate Fund
   Class A Shares                        Contractual    1.50%       April 14, 2006     June 30, 2018
   Class C Shares                        Contractual    2.00%       April 14, 2006     June 30, 2018
   Class R Shares                        Contractual    1.75%       April 14, 2006     June 30, 2018
   Class R5 Shares                       Contractual    1.25%       April 14, 2006     June 30, 2018
   Class R6 Shares                       Contractual    1.25%     September 24, 2012   June 30, 2018
   Class Y Shares                        Contractual    1.25%      October 3, 2008     June 30, 2018

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual    2.00%        July 1, 2009      June 30, 2018
   Class B Shares                        Contractual    2.75%        July 1, 2009      June 30, 2018
   Class C Shares                        Contractual    2.75%        July 1, 2009      June 30, 2018
   Class R5 Shares                       Contractual    1.75%        July 1, 2009      June 30, 2018
   Class R6 Shares                       Contractual    1.75%     September 24, 2012   June 30, 2018
   Class Y Shares                        Contractual    1.75%        July 1, 2009      June 30, 2018

See page 17 for footnotes to Exhibit A.

                                                  CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                              ------------ --------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                                 Contractual         2.00%             July 1, 2012      June 30, 2018
   Class B Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2018
   Class R Shares                                 Contractual         2.25%             July 1, 2012      June 30, 2018
   Class R5 Shares                                Contractual         1.75%             July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual         1.75%          September 24, 2012   June 30, 2018
   Class Y Shares                                 Contractual         1.75%             July 1, 2012      June 30, 2018

Invesco Low Volatility Equity Yield Fund
   Class A Shares                                 Contractual         2.00%             July 1, 2012      June 30, 2018
   Class B Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2018
   Class R Shares                                 Contractual         2.25%             July 1, 2012      June 30, 2018
   Class R5 Shares                                Contractual         1.75%             July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual         1.75%            April 4, 2017      June 30, 2018
   Class Y Shares                                 Contractual         1.75%             July 1, 2012      June 30, 2018
   Investor Class Shares                          Contractual         2.00%             July 1, 2012      June 30, 2018

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                 Contractual         1.50%             July 1, 2012      June 30, 2018
   Class B Shares                                 Contractual         2.25%             July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual         2.25%             July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual         1.25%            April 4, 2017      June 30, 2018
   Class Y Shares                                 Contractual         1.25%             July 1, 2012      June 30, 2018

Invesco S&P 500 Index Fund
   Class A Shares                                 Contractual         2.00%             July 1, 2012      June 30, 2018
   Class B Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual         1.75%            April 4, 2017      June 30, 2018
   Class Y Shares                                 Contractual         1.75%             July 1, 2012      June 30, 2018

Invesco Short Duration High Yield Municipal Fund
   Class A Shares                                 Contractual         0.79%          September 30, 2015  April 30, 2018
   Class C Shares                                 Contractual         1.54%          September 30, 2015  April 30, 2018
   Class R5 Shares                                Contractual         0.54%          September 30, 2015  April 30, 2018
   Class R6 Shares                                Contractual         0.54%            April 4, 2017     April 30, 2018
   Class Y Shares                                 Contractual         0.54%          September 30, 2015  April 30, 2018

Invesco Small Cap Discovery Fund
   Class A Shares                                 Contractual         2.00%             July 1, 2012      June 30, 2018
   Class B Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2018
   Class R5 Shares                                Contractual         1.75%          September 24, 2012   June 30, 2018
   Class R6 Shares                                Contractual         1.75%          September 24, 2012   June 30, 2018
   Class Y Shares                                 Contractual         1.75%             July 1, 2012      June 30, 2018

Invesco Strategic Real Return Fund
   Class A Shares                                 Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2017
   Class C Shares                                 Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2017
   Class R Shares                                 Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2017
   Class R5 Shares                                Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2017
   Class R6 Shares                                Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2017
   Class Y Shares                                 Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2017

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                          CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                      ------------ ----------  ------------------ --------------
Invesco Charter Fund
   Class A Shares                         Contractual    2.00%        July 1, 2009    June 30, 2018
   Class B Shares                         Contractual    2.75%        July 1, 2009    June 30, 2018
   Class C Shares                         Contractual    2.75%        July 1, 2009    June 30, 2018
   Class R Shares                         Contractual    2.25%        July 1, 2009    June 30, 2018
   Class R5 Shares                        Contractual    1.75%        July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual    1.75%     September 24, 2012 June 30, 2018
   Class S Shares                         Contractual    1.90%     September 25, 2009 June 30, 2018
   Class Y Shares                         Contractual    1.75%        July 1, 2009    June 30, 2018

Invesco Diversified Dividend Fund
   Class A Shares                         Contractual    2.00%        July 1, 2013    June 30, 2018
   Class B Shares                         Contractual    2.75%        July 1, 2013    June 30, 2018
   Class C Shares                         Contractual    2.75%        July 1, 2013    June 30, 2018
   Class R Shares                         Contractual    2.25%        July 1, 2013    June 30, 2018
   Class R5 Shares                        Contractual    1.75%        July 1, 2013    June 30, 2018
   Class R6 Shares                        Contractual    1.75%        July 1, 2013    June 30, 2018
   Class Y Shares                         Contractual    1.75%        July 1, 2013    June 30, 2018
   Investor Class Shares                  Contractual    2.00%        July 1, 2013    June 30, 2018

Invesco Summit Fund
   Class A Shares                         Contractual    2.00%        July 1, 2009    June 30, 2018
   Class B Shares                         Contractual    2.75%        July 1, 2009    June 30, 2018
   Class C Shares                         Contractual    2.75%        July 1, 2009    June 30, 2018
   Class P Shares                         Contractual    1.85%        July 1, 2009    June 30, 2018
   Class R5 Shares                        Contractual    1.75%        July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual    1.75%       April 4, 2017    June 30, 2018
   Class S Shares                         Contractual    1.90%     September 25, 2009 June 30, 2018
   Class Y Shares                         Contractual    1.75%        July 1, 2009    June 30, 2018

                              AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                      ------------ ----------  ------------------ --------------
Invesco European Small Company Fund
   Class A Shares                         Contractual    2.25%        July 1, 2009    June 30, 2018
   Class B Shares                         Contractual    3.00%        July 1, 2009    June 30, 2018
   Class C Shares                         Contractual    3.00%        July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual    2.00%       April 4, 2017    June 30, 2018
   Class Y Shares                         Contractual    2.00%        July 1, 2009    June 30, 2018

Invesco Global Core Equity Fund
   Class A Shares                         Contractual    1.22%      January 1, 2017   April 30, 2018
   Class B Shares                         Contractual    1.97%      January 1, 2017   April 30, 2018
   Class C Shares                         Contractual    1.97%      January 1, 2017   April 30, 2018
   Class R Shares                         Contractual    1.47%      January 1, 2017   April 30, 2018
   Class R5 Shares                        Contractual    0.97%      January 1, 2017   April 30, 2018
   Class R6 Shares                        Contractual    0.97%       April 4, 2017    April 30, 2018
   Class Y Shares                         Contractual    0.97%      January 1, 2017   April 30, 2018

Invesco International Small Company Fund
   Class A Shares                         Contractual    2.25%        July 1, 2009    June 30, 2018
   Class B Shares                         Contractual    3.00%        July 1, 2009    June 30, 2018
   Class C Shares                         Contractual    3.00%        July 1, 2009    June 30, 2018
   Class R5 Shares                        Contractual    2.00%        July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual    2.00%     September 24, 2012 June 30, 2018
   Class Y Shares                         Contractual    2.00%        July 1, 2009    June 30, 2018

See page 17 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                        ------------ --------------------- ------------------ --------------
Invesco Small Cap Equity Fund
   Class A Shares                           Contractual         2.00%             July 1, 2009    June 30, 2018
   Class B Shares                           Contractual         2.75%             July 1, 2009    June 30, 2018
   Class C Shares                           Contractual         2.75%             July 1, 2009    June 30, 2018
   Class R Shares                           Contractual         2.25%             July 1, 2009    June 30, 2018
   Class R5 Shares                          Contractual         1.75%             July 1, 2009    June 30, 2018
   Class R6 Shares                          Contractual         1.75%          September 24, 2012 June 30, 2018
   Class Y Shares                           Contractual         1.75%             July 1, 2009    June 30, 2018

                                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                        ------------ --------------------- ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                           Contractual  1.44% less net AFFE*   January 1, 2017   April 30, 2018
   Class C Shares                           Contractual  2.19% less net AFFE*   January 1, 2017   April 30, 2018
   Class R Shares                           Contractual  1.69% less net AFFE*   January 1, 2017   April 30, 2018
   Class R5 Shares                          Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2018
   Class R6 Shares                          Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2018
   Class Y Shares                           Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2018

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2018
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2018
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2018
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2018
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2018
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2018
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2018
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2018
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2018
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2018
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2018
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2018
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2018
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2018
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2018
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2018
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2018
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2018
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2018
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2018
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2018
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2018
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2018
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2018
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2018
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2018
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2018
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2018

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                             ------------ ----------  ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual    0.25%      November 4, 2009  April 30, 2018
   Class AX Shares                               Contractual    0.25%     February 12, 2010  April 30, 2018
   Class B Shares                                Contractual    1.00%      November 4, 2009  April 30, 2018
   Class C Shares                                Contractual    1.00%      November 4, 2009  April 30, 2018
   Class CX Shares                               Contractual    1.00%     February 12, 2010  April 30, 2018
   Class R Shares                                Contractual    0.50%      November 4, 2009  April 30, 2018
   Class R5 Shares                               Contractual    0.00%      November 4, 2009  April 30, 2018
   Class R6 Shares                               Contractual    0.00%     September 24, 2012 April 30, 2018
   Class RX Shares                               Contractual    0.50%     February 12, 2010  April 30, 2018
   Class Y Shares                                Contractual    0.00%      November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual    0.25%      November 4, 2009  April 30, 2018
   Class AX Shares                               Contractual    0.25%     February 12, 2010  April 30, 2018
   Class B Shares                                Contractual    1.00%      November 4, 2009  April 30, 2018
   Class C Shares                                Contractual    1.00%      November 4, 2009  April 30, 2018
   Class CX Shares                               Contractual    1.00%     February 12, 2010  April 30, 2018
   Class R Shares                                Contractual    0.50%      November 4, 2009  April 30, 2018
   Class R5 Shares                               Contractual    0.00%      November 4, 2009  April 30, 2018
   Class R6 Shares                               Contractual    0.00%     September 24, 2012 April 30, 2018
   Class RX Shares                               Contractual    0.50%     February 12, 2010  April 30, 2018
   Class Y Shares                                Contractual    0.00%      November 4, 2009  April 30, 2018

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual    1.50%        July 1, 2012    June 30, 2018
   Class B Shares                                Contractual    2.25%        July 1, 2012    June 30, 2018
   Class C Shares                                Contractual    2.25%        July 1, 2012    June 30, 2018
   Class R Shares                                Contractual    1.75%        July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual    1.25%        July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual    1.25%       April 4, 2017    June 30, 2018
   Class S Shares                                Contractual    1.40%        July 1, 2012    June 30, 2018
   Class Y Shares                                Contractual    1.25%        July 1, 2012    June 30, 2018

Invesco Convertible Securities Fund
   Class A Shares                                Contractual    1.50%        July 1, 2012    June 30, 2018
   Class B Shares                                Contractual    2.25%        July 1, 2012    June 30, 2018
   Class C Shares                                Contractual    2.25%        July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual    1.25%        July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual    1.25%     September 24, 2012 June 30, 2018
   Class Y Shares                                Contractual    1.25%        July 1, 2012    June 30, 2018

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual    2.00%        May 1, 2016     June 30, 2018
   Class B Shares                                Contractual    2.75%        May 1, 2016     June 30, 2018
   Class C Shares                                Contractual    2.75%        May 1, 2016     June 30, 2018
   Class R Shares                                Contractual    2.25%        May 1, 2016     June 30, 2018
   Class R5 Shares                               Contractual    1.75%        May 1, 2016     June 30, 2018
   Class R6 Shares                               Contractual    1.75%       April 4, 2017    June 30, 2018
   Class Y Shares                                Contractual    1.75%        May 1, 2016     June 30, 2018

Invesco Growth Allocation Fund
   Class A Shares                                Contractual    2.00%        July 1, 2012    June 30, 2018
   Class B Shares                                Contractual    2.75%        July 1, 2012    June 30, 2018
   Class C Shares                                Contractual    2.75%        July 1, 2012    June 30, 2018
   Class R Shares                                Contractual    2.25%        July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual    1.75%        July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual    1.75%       April 4, 2017    June 30, 2018
   Class S Shares                                Contractual    1.90%        July 1, 2012    June 30, 2018
   Class Y Shares                                Contractual    1.75%        July 1, 2012    June 30, 2018

See page 17 for footnotes to Exhibit A.

                                       CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                   ------------ --------------------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual         0.25%             May 1, 2012     April 30, 2018
   Class B Shares                      Contractual         1.00%             May 1, 2012     April 30, 2018
   Class C Shares                      Contractual         1.00%             May 1, 2012     April 30, 2018
   Class R Shares                      Contractual         0.50%             May 1, 2012     April 30, 2018
   Class R5 Shares                     Contractual         0.00%             May 1, 2012     April 30, 2018
   Class R6 Shares                     Contractual         0.00%            April 4, 2017    April 30, 2018
   Class Y Shares                      Contractual         0.00%             May 1, 2012     April 30, 2018

Invesco International Allocation Fund
   Class A Shares                      Contractual         2.25%             May 1, 2012     June 30, 2018
   Class B Shares                      Contractual         3.00%             May 1, 2012     June 30, 2018
   Class C Shares                      Contractual         3.00%             May 1, 2012     June 30, 2018
   Class R Shares                      Contractual         2.50%             May 1, 2012     June 30, 2018
   Class R5 Shares                     Contractual         2.00%             May 1, 2012     June 30, 2018
   Class R6 Shares                     Contractual         2.00%            April 4, 2017    June 30, 2018
   Class Y Shares                      Contractual         2.00%             May 1, 2012     June 30, 2018

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual         2.00%             July 1, 2009    June 30, 2018
   Class B Shares                      Contractual         2.75%             July 1, 2009    June 30, 2018
   Class C Shares                      Contractual         2.75%             July 1, 2009    June 30, 2018
   Class R Shares                      Contractual         2.25%             July 1, 2009    June 30, 2018
   Class R5 Shares                     Contractual         1.75%             July 1, 2009    June 30, 2018
   Class R6 Shares                     Contractual         1.75%          September 24, 2012 June 30, 2018
   Class Y Shares                      Contractual         1.75%             July 1, 2009    June 30, 2018

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual         1.50%             July 1, 2012    June 30, 2018
   Class B Shares                      Contractual         2.25%             July 1, 2012    June 30, 2018
   Class C Shares                      Contractual         2.25%             July 1, 2012    June 30, 2018
   Class R Shares                      Contractual         1.75%             July 1, 2012    June 30, 2018
   Class R5 Shares                     Contractual         1.25%             July 1, 2012    June 30, 2018
   Class R6 Shares                     Contractual         1.25%            April 4, 2017    June 30, 2018
   Class S Shares                      Contractual         1.40%             July 1, 2012    June 30, 2018
   Class Y Shares                      Contractual         1.25%             July 1, 2012    June 30, 2018

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual  1.02% less net AFFE*   January 1, 2017   April 30, 2018
   Class C Shares                      Contractual  1.77% less net AFFE*   January 1, 2017   April 30, 2018
   Class R Shares                      Contractual  1.27% less net AFFE*   January 1, 2017   April 30, 2018
   Class R5 Shares                     Contractual  0.77% less net AFFE*   January 1, 2017   April 30, 2018
   Class R6 Shares                     Contractual  0.77% less net AFFE*   January 1, 2017   April 30, 2018
   Class Y Shares                      Contractual  0.77% less net AFFE*   January 1, 2017   April 30, 2018

Invesco Quality Income Fund
   Class A Shares                      Contractual         1.50%             July 1, 2012    June 30, 2018
   Class B Shares                      Contractual         2.25%             July 1, 2012    June 30, 2018
   Class C Shares                      Contractual         2.25%             July 1, 2012    June 30, 2018
   Class R5 Shares                     Contractual         1.25%             July 1, 2012    June 30, 2018
   Class R6 Shares                     Contractual         1.25%            April 4, 2017    June 30, 2018
   Class Y Shares                      Contractual         1.25%             July 1, 2012    June 30, 2018

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual         2.00%             July 1, 2009    June 30, 2018
   Class B Shares                      Contractual         2.75%             July 1, 2009    June 30, 2018
   Class C Shares                      Contractual         2.75%             July 1, 2009    June 30, 2018
   Class R Shares                      Contractual         2.25%             July 1, 2009    June 30, 2018
   Class R5 Shares                     Contractual         1.75%             July 1, 2009    June 30, 2018
   Class R6 Shares                     Contractual         1.75%          September 24, 2012 June 30, 2018
   Class Y Shares                      Contractual         1.75%             July 1, 2009    June 30, 2018
   Investor Class Shares               Contractual         2.00%             July 1, 2009    June 30, 2018

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                        ------------ ----------  ----------------- -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual    2.25%       July 1, 2009      June 30, 2018
   Class B Shares                           Contractual    3.00%       July 1, 2009      June 30, 2018
   Class C Shares                           Contractual    3.00%       July 1, 2009      June 30, 2018
   Class R6 Shares                          Contractual    2.00%       April 4, 2017     June 30, 2018
   Class Y Shares                           Contractual    2.00%       July 1, 2009      June 30, 2018

Invesco European Growth Fund
   Class A Shares                           Contractual    2.25%       July 1, 2009      June 30, 2018
   Class B Shares                           Contractual    3.00%       July 1, 2009      June 30, 2018
   Class C Shares                           Contractual    3.00%       July 1, 2009      June 30, 2018
   Class R Shares                           Contractual    2.50%       July 1, 2009      June 30, 2018
   Class R6 Shares                          Contractual    2.00%       April 4, 2017     June 30, 2018
   Class Y Shares                           Contractual    2.00%       July 1, 2009      June 30, 2018
   Investor Class Shares                    Contractual    2.25%       July 1, 2009      June 30, 2018

Invesco Global Growth Fund
   Class A Shares                           Contractual    1.22%      January 1, 2017  February 28, 2018
   Class B Shares                           Contractual    1.97%      January 1, 2017  February 28, 2018
   Class C Shares                           Contractual    1.97%      January 1, 2017  February 28, 2018
   Class R5 Shares                          Contractual    0.97%      January 1, 2017  February 28, 2018
   Class R6 Shares                          Contractual    0.97%      January 1, 2017  February 28, 2018
   Class Y Shares                           Contractual    0.97%      January 1, 2017  February 28, 2018

Invesco Global Opportunities Fund
   Class A Shares                           Contractual    1.02%      January 1, 2017  February 28, 2018
   Class C Shares                           Contractual    1.77%      January 1, 2017  February 28, 2018
   Class R Shares                           Contractual    1.27%      January 1, 2017  February 28, 2018
   Class R5 Shares                          Contractual    0.77%      January 1, 2017  February 28, 2018
   Class R6 Shares                          Contractual    0.77%      January 1, 2017  February 28, 2018
   Class Y Shares                           Contractual    0.77%      January 1, 2017  February 28, 2018

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual    2.25%       July 1, 2009      June 30, 2018
   Class B Shares                           Contractual    3.00%       July 1, 2009      June 30, 2018
   Class C Shares                           Contractual    3.00%       July 1, 2009      June 30, 2018
   Class R5 Shares                          Contractual    2.00%       July 1, 2009      June 30, 2018
   Class R6 Shares                          Contractual    2.00%       April 4, 2017     June 30, 2018
   Class Y Shares                           Contractual    2.00%       July 1, 2009      June 30, 2018

Invesco Global Responsibility Equity Fund
   Class A Shares                           Contractual    0.85%       June 30, 2016   February 28, 2018
   Class C Shares                           Contractual    1.60%       June 30, 2016   February 28, 2018
   Class R Shares                           Contractual    1.10%       June 30, 2016   February 28, 2018
   Class R5 Shares                          Contractual    0.60%       June 30, 2016   February 28, 2018
   Class R6 Shares                          Contractual    0.60%       June 30, 2016   February 28, 2018
   Class Y Shares                           Contractual    0.60%       June 30, 2016   February 28, 2018

Invesco International Companies Fund
   Class A Shares                           Contractual    1.12%      January 1, 2017  February 28, 2018
   Class C Shares                           Contractual    1.87%      January 1, 2017  February 28, 2018
   Class R Shares                           Contractual    1.37%      January 1, 2017  February 28, 2018
   Class R5 Shares                          Contractual    0.87%      January 1, 2017  February 28, 2018
   Class R6 Shares                          Contractual    0.87%      January 1, 2017  February 28, 2018
   Class Y Shares                           Contractual    0.87%      January 1, 2017  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                  CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                              ------------ ----------  ------------------ -----------------
Invesco International Core Equity Fund
   Class A Shares                                 Contractual    1.12%      January 1, 2017   February 28, 2018
   Class B Shares                                 Contractual    1.87%      January 1, 2017   February 28, 2018
   Class C Shares                                 Contractual    1.87%      January 1, 2017   February 28, 2018
   Class R Shares                                 Contractual    1.37%      January 1, 2017   February 28, 2018
   Class R5 Shares                                Contractual    0.87%      January 1, 2017   February 28, 2018
   Class R6 Shares                                Contractual    0.87%      January 1, 2017   February 28, 2018
   Class Y Shares                                 Contractual    0.87%      January 1, 2017   February 28, 2018
   Investor Class Shares                          Contractual    1.12%      January 1, 2017   February 28, 2018

Invesco International Growth Fund
   Class A Shares                                 Contractual    2.25%        July 1, 2013      June 30, 2018
   Class B Shares                                 Contractual    3.00%        July 1, 2013      June 30, 2018
   Class C Shares                                 Contractual    3.00%        July 1, 2013      June 30, 2018
   Class R Shares                                 Contractual    2.50%        July 1, 2013      June 30, 2018
   Class R5 Shares                                Contractual    2.00%        July 1, 2013      June 30, 2018
   Class R6 Shares                                Contractual    2.00%        July 1, 2013      June 30, 2018
   Class Y Shares                                 Contractual    2.00%        July 1, 2013      June 30, 2018

Invesco Select Opportunities Fund
   Class A Shares                                 Contractual    1.02%      January 1, 2017   February 28, 2018
   Class C Shares                                 Contractual    1.77%      January 1, 2017   February 28, 2018
   Class R Shares                                 Contractual    1.27%      January 1, 2017   February 28, 2018
   Class R5 Shares                                Contractual    0.77%      January 1, 2017   February 28, 2018
   Class R6 Shares                                Contractual    0.77%      January 1, 2017   February 28, 2018
   Class Y Shares                                 Contractual    0.77%      January 1, 2017   February 28, 2018

                               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                              ------------ ----------  ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual    1.50%      January 1, 2017   February 28, 2018
   Class C Shares                                 Contractual    2.25%      January 1, 2017   February 28, 2018
   Class R Shares                                 Contractual    1.75%      January 1, 2017   February 28, 2018
   Class R5 Shares                                Contractual    1.25%      January 1, 2017   February 28, 2018
   Class R6 Shares                                Contractual    1.25%      January 1, 2017   February 28, 2018
   Class Y Shares                                 Contractual    1.25%      January 1, 2017   February 28, 2018

Invesco Balanced-Risk Allocation Fund/2/
   Class A Shares                                 Contractual    2.00%        July 1, 2012      June 30, 2018
   Class B Shares                                 Contractual    2.75%        July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual    2.75%        July 1, 2012      June 30, 2018
   Class R Shares                                 Contractual    2.25%        July 1, 2012      June 30, 2018
   Class R5 Shares                                Contractual    1.75%        July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual    1.75%     September 24, 2012   June 30, 2018
   Class Y Shares                                 Contractual    1.75%        July 1, 2012      June 30, 2018

Invesco Balanced-Risk Commodity Strategy Fund/3/
   Class A Shares                                 Contractual    2.00%        July 1, 2014      June 30, 2018
   Class B Shares                                 Contractual    2.75%        July 1, 2014      June 30, 2018
   Class C Shares                                 Contractual    2.75%        July 1, 2014      June 30, 2018
   Class R Shares                                 Contractual    2.25%        July 1, 2014      June 30, 2018
   Class R5 Shares                                Contractual    1.75%        July 1, 2014      June 30, 2018
   Class R6 Shares                                Contractual    1.75%        July 1, 2014      June 30, 2018
   Class Y Shares                                 Contractual    1.75%        July 1, 2014      June 30, 2018

See page 17 for footnotes to Exhibit A.

                                             CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                         ------------ ----------  ------------------ -----------------
Invesco Developing Markets Fund
   Class A Shares                            Contractual    2.25%        July 1, 2012      June 30, 2018
   Class B Shares                            Contractual    3.00%        July 1, 2012      June 30, 2018
   Class C Shares                            Contractual    3.00%        July 1, 2012      June 30, 2018
   Class R5 Shares                           Contractual    2.00%        July 1, 2012      June 30, 2018
   Class R6 Shares                           Contractual    2.00%     September 24, 2012   June 30, 2018
   Class Y Shares                            Contractual    2.00%        July 1, 2012      June 30, 2018

Invesco Emerging Markets Equity Fund
   Class A Shares                            Contractual    1.33%      January 1, 2017   February 28, 2018
   Class C Shares                            Contractual    2.08%      January 1, 2017   February 28, 2018
   Class R Shares                            Contractual    1.58%      January 1, 2017   February 28, 2018
   Class R5 Shares                           Contractual    1.08%      January 1, 2017   February 28, 2018
   Class R6 Shares                           Contractual    1.08%      January 1, 2017   February 28, 2018
   Class Y Shares                            Contractual    1.08%      January 1, 2017   February 28, 2018

Invesco Emerging Markets Flexible Bond Fund
   Class A Shares                            Contractual    1.24%       June 14, 2010    February 28, 2018
   Class B Shares                            Contractual    1.99%       June 14, 2010    February 28, 2018
   Class C Shares                            Contractual    1.99%       June 14, 2010    February 28, 2018
   Class R Shares                            Contractual    1.49%       June 14, 2010    February 28, 2018
   Class R5 Shares                           Contractual    0.99%       June 14, 2010    February 28, 2018
   Class R6 Shares                           Contractual    0.99%     September 24, 2012 February 28, 2018
   Class Y Shares                            Contractual    0.99%       June 14, 2010    February 28, 2018

Invesco Endeavor Fund
   Class A Shares                            Contractual    2.00%        July 1, 2009      June 30, 2018
   Class B Shares                            Contractual    2.75%        July 1, 2009      June 30, 2018
   Class C Shares                            Contractual    2.75%        July 1, 2009      June 30, 2018
   Class R Shares                            Contractual    2.25%        July 1, 2009      June 30, 2018
   Class R5 Shares                           Contractual    1.75%        July 1, 2009      June 30, 2018
   Class R6 Shares                           Contractual    1.75%     September 24, 2012   June 30, 2018
   Class Y Shares                            Contractual    1.75%        July 1, 2009      June 30, 2018

Invesco Global Health Care Fund
   Class A Shares                            Contractual    2.00%        July 1, 2012      June 30, 2018
   Class B Shares                            Contractual    2.75%        July 1, 2012      June 30, 2018
   Class C Shares                            Contractual    2.75%        July 1, 2012      June 30, 2018
   Class R6 Shares                           Contractual    1.75%        July 1, 2012      June 30, 2018
   Class Y Shares                            Contractual    1.75%       April 4, 2017      June 30, 2018
   Investor Class Shares                     Contractual    2.00%        July 1, 2012      June 30, 2018

Invesco Global Infrastructure Fund
   Class A Shares                            Contractual    1.28%      January 1, 2017   February 28, 2018
   Class C Shares                            Contractual    2.03%      January 1, 2017   February 28, 2018
   Class R Shares                            Contractual    1.53%      January 1, 2017   February 28, 2018
   Class R5 Shares                           Contractual    1.03%      January 1, 2017   February 28, 2018
   Class R6 Shares                           Contractual    1.03%      January 1, 2017   February 28, 2018
   Class Y Shares                            Contractual    1.03%      January 1, 2017   February 28, 2018

Invesco Global Market Neutral Fund
   Class A Shares                            Contractual    1.50%      January 1, 2017   February 28, 2018
   Class C Shares                            Contractual    2.25%      January 1, 2017   February 28, 2018
   Class R Shares                            Contractual    1.75%      January 1, 2017   February 28, 2018
   Class R5 Shares                           Contractual    1.25%      January 1, 2017   February 28, 2018
   Class R6 Shares                           Contractual    1.25%      January 1, 2017   February 28, 2018
   Class Y Shares                            Contractual    1.25%      January 1, 2017   February 28, 2018

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                          ------------ --------------------- ----------------- -----------------
Invesco Global Targeted Returns Fund/4/
   Class A Shares                             Contractual  1.44% less net AFFE*   January 1, 2017  February 28, 2018
   Class C Shares                             Contractual  2.19% less net AFFE*   January 1, 2017  February 28, 2018
   Class R Shares                             Contractual  1.69% less net AFFE*   January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual  1.19% less net AFFE*   January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual  1.19% less net AFFE*   January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual  1.19% less net AFFE*   January 1, 2017  February 28, 2018

Invesco Greater China Fund
   Class A Shares                             Contractual         2.25%            July 1, 2009      June 30, 2018
   Class B Shares                             Contractual         3.00%            July 1, 2009      June 30, 2018
   Class C Shares                             Contractual         3.00%            July 1, 2009      June 30, 2018
   Class R5 Shares                            Contractual         2.00%            July 1, 2009      June 30, 2018
   Class R6 Shares                            Contractual         2.00%            April 4, 2017     June 30, 2018
   Class Y Shares                             Contractual         2.00%            July 1, 2009      June 30, 2018

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual         1.59%           January 1, 2017  February 28, 2018
   Class C Shares                             Contractual         2.34%           January 1, 2017  February 28, 2018
   Class R Shares                             Contractual         1.84%           January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual         1.34%           January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual         1.34%           January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual         1.34%           January 1, 2017  February 28, 2018

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual         1.33%           January 1, 2017  February 28, 2018
   Class C Shares                             Contractual         2.08%           January 1, 2017  February 28, 2018
   Class R Shares                             Contractual         1.58%           January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual         1.08%           January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual         1.08%           January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual         1.08%           January 1, 2017  February 28, 2018

Invesco MLP Fund
   Class A Shares                             Contractual         1.28%           January 1, 2017  February 28, 2018
   Class C Shares                             Contractual         2.03%           January 1, 2017  February 28, 2018
   Class R Shares                             Contractual         1.53%           January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual         1.03%           January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual         1.03%           January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual         1.03%           January 1, 2017  February 28, 2018

Invesco Macro Allocation Strategy Fund/5/
   Class A Shares                             Contractual         1.44%           January 1, 2017  February 28, 2018
   Class C Shares                             Contractual         2.19%           January 1, 2017  February 28, 2018
   Class R Shares                             Contractual         1.69%           January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual         1.19%           January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual         1.19%           January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual         1.19%           January 1, 2017  February 28, 2018

Invesco Multi-Asset Income Fund
   Class A Shares                             Contractual         0.85%           January 1, 2017  February 28, 2018
   Class C Shares                             Contractual         1.60%           January 1, 2017  February 28, 2018
   Class R Shares                             Contractual         1.10%           January 1, 2017  February 28, 2018
   Class R5 Shares                            Contractual         0.60%           January 1, 2017  February 28, 2018
   Class R6 Shares                            Contractual         0.60%           January 1, 2017  February 28, 2018
   Class Y Shares                             Contractual         0.60%           January 1, 2017  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                             ------------ ----------  ------------------ -----------------
Invesco Pacific Growth Fund
   Class A Shares                Contractual    2.25%        July 1, 2012      June 30, 2018
   Class B Shares                Contractual    3.00%        July 1, 2012      June 30, 2018
   Class C Shares                Contractual    3.00%        July 1, 2012      June 30, 2018
   Class R Shares                Contractual    2.50%        July 1, 2012      June 30, 2018
   Class R5 Shares               Contractual    2.00%        July 1, 2012      June 30, 2018
   Class R6 Shares               Contractual    2.00%       April 4, 2017      June 30, 2018
   Class Y Shares                Contractual    2.00%        July 1, 2012      June 30, 2018

Invesco Select Companies Fund
   Class A Shares                Contractual    2.00%        July 1, 2009      June 30, 2018
   Class B Shares                Contractual    2.75%        July 1, 2009      June 30, 2018
   Class C Shares                Contractual    2.75%        July 1, 2009      June 30, 2018
   Class R Shares                Contractual    2.25%        July 1, 2009      June 30, 2018
   Class R5 Shares               Contractual    1.75%        July 1, 2009      June 30, 2018
   Class R6 Shares               Contractual    1.75%       April 4, 2017      June 30, 2018
   Class Y Shares                Contractual    1.75%        July 1, 2009      June 30, 2018

Invesco World Bond Fund
   Class A Shares                Contractual    0.94%      December 1, 2016  February 28, 2018
   Class B Shares                Contractual    1.69%      December 1, 2016  February 28, 2018
   Class C Shares                Contractual    1.69%      December 1, 2016  February 28, 2018
   Class R5 Shares               Contractual    0.69%      December 1, 2016  February 28, 2018
   Class R6 Shares               Contractual    0.69%      December 1, 2016  February 28, 2018
   Class Y Shares                Contractual    0.69%      December 1, 2016  February 28, 2018

           AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                             ------------ ----------  ------------------ -----------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual    1.50%        July 1, 2012      June 30, 2018
   Class B Shares                Contractual    2.25%        July 1, 2012      June 30, 2018
   Class C Shares                Contractual    2.25%        July 1, 2012      June 30, 2018
   Class R Shares                Contractual    1.75%        July 1, 2012      June 30, 2018
   Class R5 Shares               Contractual    1.25%        July 1, 2012      June 30, 2018
   Class R6 Shares               Contractual    1.25%     September 24, 2012   June 30, 2018
   Class Y Shares                Contractual    1.25%        July 1, 2012      June 30, 2018

Invesco Global Real Estate Fund
   Class A Shares                Contractual    2.00%        July 1, 2009      June 30, 2018
   Class B Shares                Contractual    2.75%        July 1, 2009      June 30, 2018
   Class C Shares                Contractual    2.75%        July 1, 2009      June 30, 2018
   Class R Shares                Contractual    2.25%        July 1, 2009      June 30, 2018
   Class R5 Shares               Contractual    1.75%        July 1, 2009      June 30, 2018
   Class R6 Shares               Contractual    1.75%     September 24, 2012   June 30, 2018
   Class Y Shares                Contractual    1.75%        July 1, 2009      June 30, 2018

Invesco High Yield Fund
   Class A Shares                Contractual    1.50%        July 1, 2013      June 30, 2018
   Class B Shares                Contractual    2.25%        July 1, 2013      June 30, 2018
   Class C Shares                Contractual    2.25%        July 1, 2013      June 30, 2018
   Class R5 Shares               Contractual    1.25%        July 1, 2013      June 30, 2018
   Class R6 Shares               Contractual    1.25%        July 1, 2013      June 30, 2018
   Class Y Shares                Contractual    1.25%        July 1, 2013      June 30, 2018
   Investor Class Shares         Contractual    1.50%        July 1, 2013      June 30, 2018

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                             ------------ ----------  ------------------ -------------
Invesco Short Duration Inflation Protected Fund
   Class A Shares                                Contractual   0.55%      December 31, 2015  June 30, 2018
   Class A2 Shares                               Contractual   0.45%      December 31, 2015  June 30, 2018
   Class R5 Shares                               Contractual   0.30%      December 31, 2015  June 30, 2018
   Class R6 Shares                               Contractual   0.30%      December 31, 2015  June 30, 2018
   Class Y Shares                                Contractual   0.30%      December 31, 2015  June 30, 2018

Invesco Real Estate Fund
   Class A Shares                                Contractual   2.00%         July 1, 2012    June 30, 2018
   Class B Shares                                Contractual   2.75%         July 1, 2012    June 30, 2018
   Class C Shares                                Contractual   2.75%         July 1, 2012    June 30, 2018
   Class R Shares                                Contractual   2.25%         July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual   1.75%         July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual   1.75%      September 24, 2012 June 30, 2018
   Class Y Shares                                Contractual   1.75%         July 1, 2012    June 30, 2018
   Investor Class Shares                         Contractual   2.00%         July 1, 2012    June 30, 2018

Invesco Short Term Bond Fund
   Class A Shares                                Contractual   1.40%         July 1, 2013    June 30, 2018
   Class C Shares                                Contractual  1.75%/6/       July 1, 2013    June 30, 2018
   Class R Shares                                Contractual   1.75%         July 1, 2013    June 30, 2018
   Class R5 Shares                               Contractual   1.25%         July 1, 2013    June 30, 2018
   Class R6 Shares                               Contractual   1.25%         July 1, 2013    June 30, 2018
   Class Y Shares                                Contractual   1.25%         July 1, 2013    June 30, 2018

Invesco U.S. Government Fund
   Class A Shares                                Contractual   1.50%         July 1, 2012    June 30, 2018
   Class B Shares                                Contractual   2.25%         July 1, 2012    June 30, 2018
   Class C Shares                                Contractual   2.25%         July 1, 2012    June 30, 2018
   Class R Shares                                Contractual   1.75%         July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual   1.25%         July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual   1.25%        April 4, 2017    June 30, 2018
   Class Y Shares                                Contractual   1.25%         July 1, 2012    June 30, 2018
   Investor Class Shares                         Contractual   1.50%         July 1, 2012    June 30, 2018

                                AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                             ------------ ----------  ------------------ -------------
Invesco American Value Fund
   Class A Shares                                Contractual   2.00%         July 1, 2013    June 30, 2018
   Class B Shares                                Contractual   2.75%         July 1, 2013    June 30, 2018
   Class C Shares                                Contractual   2.75%         July 1, 2013    June 30, 2018
   Class R Shares                                Contractual   2.25%         July 1, 2013    June 30, 2018
   Class R5 Shares                               Contractual   1.75%         July 1, 2013    June 30, 2018
   Class R6 Shares                               Contractual   1.75%         July 1, 2013    June 30, 2018
   Class Y Shares                                Contractual   1.75%         July 1, 2013    June 30, 2018

Invesco Comstock Fund
   Class A Shares                                Contractual   2.00%         July 1, 2012    June 30, 2018
   Class B Shares                                Contractual   2.75%         July 1, 2012    June 30, 2018
   Class C Shares                                Contractual   2.75%         July 1, 2012    June 30, 2018
   Class R Shares                                Contractual   2.25%         July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual   1.75%         July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual   1.75%      September 24, 2012 June 30, 2018
   Class Y Shares                                Contractual   1.75%         July 1, 2012    June 30, 2018

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                  VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
----                                 ------------ ----------  ----------------- -------------
Invesco Energy Fund
   Class A Shares                    Contractual    2.00%       July 1, 2009    June 30, 2018
   Class B Shares                    Contractual    2.75%       July 1, 2009    June 30, 2018
   Class C Shares                    Contractual    2.75%       July 1, 2009    June 30, 2018
   Class R5 Shares                   Contractual    1.75%       July 1, 2009    June 30, 2018
   Class R6 Shares                   Contractual    1.75%       April 4, 2017   June 30, 2018
   Class Y Shares                    Contractual    1.75%       July 1, 2009    June 30, 2018
   Investor Class Shares             Contractual    2.00%       July 1, 2009    June 30, 2018

Invesco Dividend Income Fund
   Class A Shares                    Contractual    2.00%     September 1, 2016 June 30, 2018
   Class B Shares                    Contractual    2.75%     September 1, 2016 June 30, 2018
   Class C Shares                    Contractual    2.75%     September 1, 2016 June 30, 2018
   Class R5 Shares                   Contractual    1.75%     September 1, 2016 June 30, 2018
   Class R6 Shares                   Contractual    1.75%     September 1, 2016 June 30, 2018
   Class Y Shares                    Contractual    1.75%     September 1, 2016 June 30, 2018
   Investor Class Shares             Contractual    2.00%     September 1, 2016 June 30, 2018

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual    2.00%       July 1, 2009    June 30, 2018
   Class B Shares                    Contractual    2.75%       July 1, 2009    June 30, 2018
   Class C Shares                    Contractual    2.75%       July 1, 2009    June 30, 2018
   Class R6 Shares                   Contractual    1.75%       April 4, 2017   June 30, 2018
   Class Y Shares                    Contractual    1.75%       July 1, 2009    June 30, 2018
   Investor Class Shares             Contractual    2.00%       July 1, 2009    June 30, 2018

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual    2.00%      August 1, 2015   June 30, 2018
   Class B Shares                    Contractual    2.75%      August 1, 2015   June 30, 2018
   Class C Shares                    Contractual    2.75%      August 1, 2015   June 30, 2018
   Class R Shares                    Contractual    2.25%      August 1, 2015   June 30, 2018
   Class R5 Shares                   Contractual    1.75%      August 1, 2015   June 30, 2018
   Class R6 Shares                   Contractual    1.75%      August 1, 2015   June 30, 2018
   Class Y Shares                    Contractual    1.75%      August 1, 2015   June 30, 2018

Invesco Small Cap Value Fund
   Class A Shares                    Contractual    2.00%       July 1, 2012    June 30, 2018
   Class B Shares                    Contractual    2.75%       July 1, 2012    June 30, 2018
   Class C Shares                    Contractual    2.75%       July 1, 2012    June 30, 2018
   Class R6 Shares                   Contractual    1.75%     February 7, 2017  June 30, 2018
   Class Y Shares                    Contractual    1.75%       July 1, 2012    June 30, 2018

Invesco Technology Fund
   Class A Shares                    Contractual    2.00%       July 1, 2012    June 30, 2018
   Class B Shares                    Contractual    2.75%       July 1, 2012    June 30, 2018
   Class C Shares                    Contractual    2.75%       July 1, 2012    June 30, 2018
   Class R5 Shares                   Contractual    1.75%       July 1, 2012    June 30, 2018
   Class R6 Shares                   Contractual    1.75%       April 4, 2017   June 30, 2018
   Class Y Shares                    Contractual    1.75%       July 1, 2012    June 30, 2018
   Investor Class Shares             Contractual    2.00%       July 1, 2012    June 30, 2018

Invesco Technology Sector Fund
   Class A Shares                    Contractual    2.00%     February 12, 2010 June 30, 2018
   Class B Shares                    Contractual    2.75%     February 12, 2010 June 30, 2018
   Class C Shares                    Contractual    2.75%     February 12, 2010 June 30, 2018
   Class Y Shares                    Contractual    1.75%     February 12, 2010 June 30, 2018

Invesco Value Opportunities Fund
   Class A Shares                    Contractual    2.00%       July 1, 2012    June 30, 2018
   Class B Shares                    Contractual    2.75%       July 1, 2012    June 30, 2018
   Class C Shares                    Contractual    2.75%       July 1, 2012    June 30, 2018
   Class R Shares                    Contractual    2.25%       July 1, 2012    June 30, 2018
   Class R5 Shares                   Contractual    1.75%       July 1, 2012    June 30, 2018
   Class R6 Shares                   Contractual    1.75%       April 4, 2017   June 30, 2018
   Class Y Shares                    Contractual    1.75%       July 1, 2012    June 30, 2018

See page 17 for footnotes to Exhibit A.

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                  CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                              ------------ ----------  ----------------- -----------------
Invesco High Yield Municipal Fund
   Class A Shares                                 Contractual    1.50%       July 1, 2012      June 30, 2018
   Class B Shares                                 Contractual    2.25%       July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual    2.25%       July 1, 2012      June 30, 2018
   Class R5 Shares                                Contractual    1.25%       July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual    1.25%       April 4, 2017     June 30, 2018
   Class Y Shares                                 Contractual    1.25%       July 1, 2012      June 30, 2018

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                 Contractual    0.84%       July 1, 2016      June 30, 2018
   Class B Shares                                 Contractual    1.59%       July 1, 2016      June 30, 2018
   Class C Shares                                 Contractual    1.59%       July 1, 2016      June 30, 2018
   Class R6 Shares                                Contractual    0.59%       April 4, 2017     June 30, 2018
   Class Y Shares                                 Contractual    0.59%       July 1, 2016      June 30, 2018

Invesco Municipal Income Fund
   Class A Shares                                 Contractual    1.50%       July 1, 2013      June 30, 2018
   Class B Shares                                 Contractual    2.25%       July 1, 2013      June 30, 2018
   Class C Shares                                 Contractual    2.25%       July 1, 2013      June 30, 2018
   Class R6 Shares                                Contractual    1.25%       April 4, 2017     June 30, 2018
   Class Y Shares                                 Contractual    1.25%       July 1, 2013      June 30, 2018
   Investor Class                                 Contractual    1.50%       July 15, 2013     June 30, 2018

Invesco New York Tax Free Income Fund
   Class A Shares                                 Contractual    1.50%       July 1, 2012      June 30, 2018
   Class B Shares                                 Contractual    2.25%       July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual    2.25%       July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual    1.25%       April 4, 2017     June 30, 2018
   Class Y Shares                                 Contractual    1.25%       July 1, 2012      June 30, 2018

Invesco Limited Term Municipal Income Fund
   Class A Shares                                 Contractual    1.50%       July 1, 2012      June 30, 2018
   Class A2 Shares                                Contractual    1.25%       July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual    2.25%       June 30, 2013     June 30, 2018
   Class R5 Shares                                Contractual    1.25%       July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual    1.25%       April 4, 2017     June 30, 2018
   Class Y Shares                                 Contractual    1.25%       July 1, 2012      June 30, 2018

                                          INVESCO MANAGEMENT TRUST

                                                  CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                              ------------ ----------  ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class                            Contractual    0.28%         July 1, 2014  December 31, 2017

                                          INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                              ------------ ----------  ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual    0.94%      January 1, 2017  February 28, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual    0.26%       June 1, 2016    December 31, 2017
   Corporate Class                  Contractual    0.21%       June 1, 2016    December 31, 2017
   Institutional Class              Contractual    0.18%       June 1, 2016    December 31, 2017
   Personal Investment Class        Contractual    0.73%       June 1, 2016    December 31, 2017
   Private Investment Class         Contractual    0.48%       June 1, 2016    December 31, 2017
   Reserve Class                    Contractual    1.05%       June 1, 2016    December 31, 2017
   Resource Class                   Contractual    0.34%       June 1, 2016    December 31, 2017

Liquid Assets Portfolio
   Cash Management Class            Contractual    0.26%       June 1, 2016    December 31, 2017
   Corporate Class                  Contractual    0.21%       June 1, 2016    December 31, 2017
   Institutional Class              Contractual    0.18%       June 1, 2016    December 31, 2017
   Personal Investment Class        Contractual    0.73%       June 1, 2016    December 31, 2017
   Private Investment Class         Contractual    0.48%       June 1, 2016    December 31, 2017
   Reserve Class                    Contractual    1.05%       June 1, 2016    December 31, 2017
   Resource Class                   Contractual    0.38%       June 1, 2016    December 31, 2017

STIC Prime Portfolio
   Cash Management Class            Contractual    0.26%       June 1, 2016    December 31, 2017
   Corporate Class                  Contractual    0.21%       June 1, 2016    December 31, 2017
   Institutional Class              Contractual    0.18%       June 1, 2016    December 31, 2017
   Personal Investment Class        Contractual    0.73%       June 1, 2016    December 31, 2017
   Private Investment Class         Contractual    0.48%       June 1, 2016    December 31, 2017
   Reserve Class                    Contractual    1.05%       June 1, 2016    December 31, 2017
   Resource Class                   Contractual    0.34%       June 1, 2016    December 31, 2017

Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class            Contractual    0.28%       June 1, 2016    December 31, 2017
   Corporate Class                  Contractual    0.23%       June 1, 2016    December 31, 2017
   Institutional Class              Contractual    0.20%       June 1, 2016    December 31, 2017
   Personal Investment Class        Contractual    0.75%       June 1, 2016    December 31, 2017
   Private Investment Class         Contractual    0.45%       June 1, 2016    December 31, 2017
   Reserve Class                    Contractual    1.07%       June 1, 2016    December 31, 2017
   Resource Class                   Contractual    0.36%       June 1, 2016    December 31, 2017

Treasury Obligations Portfolio
   Cash Management Class            Contractual    0.26%       June 1, 2016    December 31, 2017
   Corporate Class                  Contractual    0.21%       June 1, 2016    December 31, 2017
   Institutional Class              Contractual    0.18%       June 1, 2016    December 31, 2017
   Personal Investment Class        Contractual    0.73%       June 1, 2016    December 31, 2017
   Private Investment Class         Contractual    0.43%       June 1, 2016    December 31, 2017
   Reserve Class                    Contractual    1.05%       June 1, 2016    December 31, 2017
   Resource Class                   Contractual    0.34%       June 1, 2016    December 31, 2017

Treasury Portfolio
   Cash Management Class            Contractual    0.26%       June 1, 2016    December 31, 2017
   Corporate Class                  Contractual    0.21%       June 1, 2016    December 31, 2017
   Institutional Class              Contractual    0.18%       June 1, 2016    December 31, 2017
   Personal Investment Class        Contractual    0.73%       June 1, 2016    December 31, 2017
   Private Investment Class         Contractual    0.48%       June 1, 2016    December 31, 2017
   Reserve Class                    Contractual    1.05%       June 1, 2016    December 31, 2017
   Resource Class                   Contractual    0.34%       June 1, 2016    December 31, 2017

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
----                                           ------------ --------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual         2.00%            July 1, 2014    June 30, 2018
   Series II Shares                            Contractual         2.25%            July 1, 2014    June 30, 2018

Invesco V.I. American Value Fund
   Series I Shares                             Contractual         2.00%            July 1, 2012    June 30, 2018
   Series II Shares                            Contractual         2.25%            July 1, 2012    June 30, 2018

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*    May 1, 2014     April 30, 2018
   Series II Shares                            Contractual  1.05% less net AFFE*    May 1, 2014     April 30, 2018

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual         0.78%            May 1, 2013     April 30, 2018
   Series II Shares                            Contractual         1.03%            May 1, 2013     April 30, 2018

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual         2.00%            May 1, 2013     June 30, 2018
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2018

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual         0.61%           April 30, 2015   April 30, 2018
   Series II Shares                            Contractual         0.86%           April 30, 2015   April 30, 2018

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual         2.00%            May 1, 2013     June 30, 2018
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2018

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual         2.00%            July 1, 2012    June 30, 2018
   Series II Shares                            Contractual         2.25%            July 1, 2012    June 30, 2018

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual         1.50%            July 1, 2012    June 30, 2018
   Series II Shares                            Contractual         1.75%            July 1, 2012    June 30, 2018

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual         2.25%            July 1, 2012    June 30, 2018
   Series II Shares                            Contractual         2.50%            July 1, 2012    June 30, 2018

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual         2.00%            May 1. 2013     June 30, 2018
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2018

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual         2.00%            May 1. 2013     June 30, 2018
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2018

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                       ------------ ----------  ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                         Contractual    1.50%       May 1, 2013     June 30, 2018
   Series II Shares                        Contractual    1.75%       May 1, 2013     June 30, 2018

Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual    1.50%       May 1, 2013     June 30, 2018
   Series II Shares                        Contractual    1.75%       May 1, 2013     June 30, 2018

Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual    0.78%       May 1. 2013     April 30, 2018
   Series II Shares                        Contractual    1.03%       May 1, 2013     April 30, 2018

Invesco V.I. High Yield Fund
   Series I Shares                         Contractual    1.50%       May 1, 2014     June 30, 2018
   Series II Shares                        Contractual    1.75%       May 1, 2014     June 30, 2018

Invesco V.I. International Growth Fund
   Series I Shares                         Contractual    2.25%       July 1, 2012    June 30, 2018
   Series II Shares                        Contractual    2.50%       July 1, 2012    June 30, 2018

Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual    2.00%       May 1, 2015     June 30, 2018
   Series II Shares                        Contractual    2.25%       May 1, 2015     June 30, 2018

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual    2.00%       May 1. 2013     June 30, 2018
   Series II Shares                        Contractual    2.25%       May 1, 2013     June 30, 2018

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual    2.00%       July 1, 2014    June 30, 2018
   Series II Shares                        Contractual    2.25%       July 1, 2014    June 30, 2018

Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual    2.00%       July 1, 2012    June 30, 2018
   Series II Shares                        Contractual    2.25%       July 1, 2012    June 30, 2018

Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual    2.00%       May 1. 2013     June 30, 2018
   Series II Shares                        Contractual    2.25%       May 1, 2013     June 30, 2018

Invesco V.I. Technology Fund
   Series I Shares                         Contractual    2.00%       May 1. 2013     June 30, 2018
   Series II Shares                        Contractual    2.25%       May 1, 2013     June 30, 2018

Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual    2.00%       May 1. 2013     June 30, 2018
   Series II Shares                        Contractual    2.25%       May 1, 2013     June 30, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                             SUB-ADVISORY CONTRACT

   This contract is made as of December 14, 2011, by and among Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS:

    A) The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund (the "Fund");

    B) The Advisor is authorized to delegate any or all of its rights, duties and obligations under investment advisory agreements to sub-advisors, including sub-advisors that are affiliated with the Advisor;

    C) The Sub-Advisor represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment advisor under the Investment Advisers Act of 1940 ("Advisers Act"), or will be so registered prior to providing any services to the Fund under this Contract, and engages in the business of acting as an investment advisor; and

    D) The Sub-Advisor has been formed in part for the purpose of researching and compiling information and recommendations on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Advisor hereby appoints the Sub-Advisor as a sub-advisor of the Fund for the period and on the terms set forth herein. The Sub-Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. DUTIES AS SUB-ADVISOR. Subject to paragraph 7 below, the Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Fund. The services and the portion of the investments of the Fund to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all its personnel performing services for the Fund related to research, statistical and investment activities.

   (a) Investment Advice. If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Fund and the Advisor with respect to all or a portion of the investments of the Fund or with respect to various investment techniques, and in connection with such advice shall furnish the Fund and the Advisor with such factual information, research reports and investment recommendations as the Advisor may reasonably require.

   (b) Order Execution. If and to the extent requested by the Advisor, the Sub-Advisor shall place orders for the purchase and sale of portfolio securities or other investments for the Fund. In so doing, the Sub-Advisor agrees that it shall comply with paragraph 3 below.

   (c) Discretionary Investment Management. If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Advisor, manage all or a portion of the investments of the Fund in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Advisor may impose with respect to the Fund by notice to the Sub-Advisor and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of the Fund, the Sub-Advisor is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Advisor may select; and (iii) upon the request of the Advisor, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Fund, the Sub-Advisor will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Board.

3. BROKER-DEALER RELATIONSHIPS. The Sub-Advisor agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution under the circumstances. Consistent with this obligation, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Fund or provide the Fund, the Advisor's other clients, or the Sub-Advisor's other clients with research, analysis, advice and similar services. The Sub-Advisor may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Advisor determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Advisor and the Sub-Advisor to the Fund and their other clients and that the total commissions or spreads paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Advisor, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Advisor simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Advisor, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

4. BOOKS AND RECORDS. The Sub-Advisor will maintain all required books and records with respect to the securities transactions of the Fund, and will furnish the Board and the Advisor with such periodic and special reports as the Board or the Advisor reasonably may request. The Sub-Advisor hereby agrees that all records which it maintains for the Advisor are the property of the Advisor, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Advisor and which are required to be maintained, and further agrees to surrender promptly to the Advisor any records which it maintains for the Advisor upon request by the Advisor.

5. FURTHER DUTIES.

   (a) In all matters relating to the performance of this Contract, the Sub-Advisor will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Advisor and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

   (b) The Sub-Advisor shall maintain compliance procedures for the Fund that it and the Advisor reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 under the 1940 Act) and the investment objective(s) and policies as stated in the Fund's prospectus and statement of additional information. The Sub-Advisor at its expense will provide the Advisor or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, the Sub-Advisor will promptly report to the Advisor any material violations of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Advisor's compliance policies and procedures that pertain to the Fund.

   (c) The Sub-Advisor at its expense will make available to the Board and the Advisor at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Advisor and the Sub-Advisor, by telephone, in order to review the investment policies, performance and other investment related information regarding the Fund and to consult with the Board and the Advisor regarding the Fund's investment affairs, including economic, statistical and investment matters related to the Sub-Advisor's duties hereunder, and will provide periodic reports to the Advisor relating to the investment strategies it employs. The Sub-Advisor and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Advisor and the Trust.

   (d) The Sub-Advisor will assist in the fair valuation of portfolio securities held by the Fund. The Sub-Advisor will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Advisor such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Advisor or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, the Sub-Advisor will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Fund at such times as the Advisor shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of the Fund's net asset value per share.

   (e) The Sub-Advisor represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisors Act and has provided the Advisor and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Advisor, but in any event no less frequently than annually, the Sub-Advisor will supply the Advisor a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Advisor's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Advisor's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

   (f) Upon request of the Advisor, the Sub-Advisor will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, the Sub-Advisor and each officer and portfolio manager thereof designated by the Advisor will provide on a timely basis such certifications or sub-certifications as the Advisor may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Advisor, on behalf of the Trust, deems are reasonably necessary.

   (g) Unless otherwise directed by the Advisor or the Board, the Sub-Advisor will vote all proxies received in accordance with the Advisor's proxy voting policy or, if the Sub-Advisor has a proxy voting policy approved by the Board, the Sub-Advisor's proxy voting policy. The Sub-Advisor shall maintain and shall forward to the Fund or its designated agent such proxy voting information as is necessary for the Fund to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

   (h) The Sub-Advisor shall provide the Fund's custodian on each business day with information relating to all transactions concerning the assets of the Fund and shall provide the Advisor with such information upon request of the Advisor.

6. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Advisor hereunder are not to be deemed exclusive and the Sub-Advisor shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7. USE OF SUBSIDIARIES AND AFFILIATES. The Sub-Advisor may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Fund pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Fund pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or
(ii) a vote of a majority of the Fund's outstanding voting securities.

8. COMPENSATION.

   (a) The only fees payable to the Sub-Advisors under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Advisor will pay the Sub-Advisor a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Advisor receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of the Fund as to which the Sub-Advisor shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of the Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Advisor, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisor under this Contract exceed 40% of the monthly compensation that the Advisor receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Advisor, if any.

   (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

   (c) If the Sub-Advisor provides the services under paragraph 2(c) above to the Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

9. FEE WAIVERS AND EXPENSE LIMITATIONS. If, for any fiscal year of the Fund, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Advisor is reduced because of contractual or voluntary fee waivers or expense limitations by the Advisor, the fee payable to the Sub-Advisor pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Advisor reimburses the Fund as a result of such expense limitations, the Sub-Advisor shall reimburse the Advisor that proportion of such reimbursement payments which the fee payable to the Sub-Advisor pursuant to paragraph 8 above bears to the advisory fee under this Contract.

10. LIMITATION OF LIABILITY OF SUB-ADVISOR AND INDEMNIFICATION. The Sub-Advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of the Sub-Advisor, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Sub-Advisor even though paid by it.

11. DURATION AND TERMINATION.

   (a) This Contract shall become effective with respect to the Sub-Advisor upon the later of the date hereabove written and the date that the Sub-Advisor is registered with the SEC as an investment advisor under the Advisors Act, if the Sub-Advisor is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to the Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities, when required by the 1940 Act.

   (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until [June 30, 2012]. Thereafter, if not terminated, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

   (c) Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to the Sub-Advisor; or (ii) by the Advisor on sixty days' written notice to the Sub-Advisor; or (iii) by the Sub-Advisor on sixty days' written notice to the Trust. Should this Contract be terminated with respect to the Sub-Advisor, the Advisor shall assume the duties and responsibilities of the Sub-Advisor unless and until the Advisor appoints another Sub-Advisor to perform such duties and responsibilities. This Contract will automatically terminate in the event of its assignment.

12. AMENDMENT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

13. NOTICES. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address the Sub-Advisor shall be 301 West Roosevelt Road, Wheaton, Illinois 60187.

14. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

15. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisors Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisors Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisors Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:    /S/ JOHN M. ZERR
       --------------------------
NAME:  JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:    /S/ BENJAMIN T. FULTON
       -----------------------------------
NAME:  BENJAMIN T. FULTON
TITLE: MANAGING DIRECTOR OF GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 1

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of July 30, 2012, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add AIM International Mutual Fund (Invesco International Mutual Funds), on behalf of its portfolios, Invesco Global Opportunities Fund and Invesco Global Select Companies Fund (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add AIM International Mutual Fund (Invesco International Mutual Funds) and to add the Funds as the recipients of the sub-advisory services by revising recital A) at the beginning of the Contract to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF") and AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") (collectively, the "Trust"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund (as a series portfolio of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (as series portfolios of AIMF) (collectively, the "Fund"); ; and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:    /S/ JOHN M. ZERR
       --------------------------
NAME:  JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:    /S/ BENJAMIN T. FULTON
       -----------------------------------
NAME:  BENJAMIN T. FULTON
TITLE: MANAGING DIRECTOR OF GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 2

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of September 25, 2012, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Global Markets Strategy Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds); NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to Invesco Global Markets Strategy Fund as a recipients of the sub-advisory services by revising recital A) at the beginning of the Contract to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF") and AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") (collectively, the "Trust"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund, Invesco Global Markets Strategy Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (series portfolios of AIMF) (collectively, the "Fund"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:    /S/ JOHN M. ZERR
       --------------------------
NAME:  JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:    /S/ BENJAMIN T. FULTON
       -----------------------------------
NAME:  BENJAMIN T. FULTON
TITLE: MANAGING DIRECTOR OF GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 3

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of February 25, 2013, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Securities Trust , on behalf of its portfolio, Invesco Balanced-Risk Aggressive Allocation Fund (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add Invesco Securities Trust to the Contract and to add the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund and Invesco Global Markets Strategy Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:    /S/ JOHN M. ZERR
       --------------------------
NAME:  JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:    /S/ BENJAMIN T. FULTON
       -----------------------------------
NAME:  BENJAMIN T. FULTON
TITLE: MANAGING DIRECTOR OF GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 4

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 16, 2013, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco All Cap Market Neutral Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Long/Short Equity Fund, Invesco Low Volatility Emerging Markets Fund, Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) and to change the name of Invesco Global Select Companies Fund to Invesco Select Opportunities Fund (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add Invesco Securities Trust to the Contract and to add the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund and Invesco Long/Short Equity Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:    /S/ JOHN M. ZERR
       --------------------------
NAME:  JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:    /S/ ANDREW SCHLOSSBERG
       ----------------------------------------
NAME:  ANDREW SCHLOSSBERG
TITLE: MANAGING DIRECTOR OF US STRATEGY AND
       MARKETING

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 5

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of April 22, 2014, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) and Invesco Strategic Real Return, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Funds as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Strategic Real Return (a series portfolio of ACST), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund (series portfolios of
       AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:    /S/ JOHN M. ZERR
       --------------------------
NAME:  JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:    /S/ ANDREW SCHLOSSBERG
       ----------------------------------------
NAME:  ANDREW SCHLOSSBERG
TITLE: MANAGING DIRECTOR OF US STRATEGY AND
       MARKETING

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 6

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of June 26, 2014, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Management Trust, on behalf of its series portfolio, Invesco Conservative Income Fund (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add Invesco Management Trust to the Contract and the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Strategic Real Return (a series portfolio of ACST), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:    /S/ JOHN M. ZERR
       --------------------------
NAME:  JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:    /S/ ANDREW SCHLOSSBERG
       ----------------------------------------
NAME:  ANDREW SCHLOSSBERG
TITLE: MANAGING DIRECTOR OF US STRATEGY AND
       MARKETING

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 7

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of October 14, 2014, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Unconstrained Bond Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds) Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund, series portfolios of AIM Growth Series (Invesco Growth Series) (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Funds to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Strategic Real Return (a series portfolio of ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund, series portfolios of AGS, Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ ANDREW SCHLOSSBERG
        --------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 8

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of September 30, 2015, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Short Duration High Yield Municipal Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) and the Invesco Conservative Income Fund (a series portfolio of
       IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ ANDREW SCHLOSSBERG
        --------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 9

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 21, 2015, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco International Companies Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ ANDREW SCHLOSSBERG
        --------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 10

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of June 30, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Global Sustainable Equity Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Sustainable Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of
       AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ DANIEL E. DRAPER
        -----------------------------------
NAME:   DAN DRAPER
TITLE:  MANAGING DIRECTOR - INVESCO
        POWERSHARES GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 11

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of July 1, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to change the name of Invesco Global Sustainable Equity Fund to Invesco Global Responsibility Equity Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:    /S/ JOHN M. ZERR
       --------------------------
NAME:  JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:    /S/ DANIEL E. DRAPER
       -----------------------------------
NAME:  DAN DRAPER
TITLE: MANAGING DIRECTOR - INVESCO
       POWERSHARES GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 12

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of July 27, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to name change of Invesco Premium Income Fund to Invesco Multi-Asset Income Fund and Invesco Global Markets Strategy Fund to Invesco Macro Allocation Strategy Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:    /S/ JOHN M. ZERR
       --------------------------
NAME:  JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:    /S/ DANIEL E. DRAPER
       -----------------------------------
NAME:  DAN DRAPER
TITLE: MANAGING DIRECTOR - INVESCO
       POWERSHARES GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 13

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of October 28, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to remove Invesco Unconstrained Bond Fund and Invesco Strategic Income Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund and Invesco MLP Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:    /S/ JOHN M. ZERR
       --------------------------
NAME:  JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:    /S/ DANIEL E. DRAPER
       -----------------------------------
NAME:  DAN DRAPER
TITLE: MANAGING DIRECTOR - INVESCO
       POWERSHARES GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 14

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of February 27, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to remove Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund and Invesco MLP Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:    /S/ JOHN M. ZERR
       -----------------------------------
NAME:  JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

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

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ DANIEL E. DRAPER
        -----------------------------------
NAME:   DAN DRAPER
TITLE:  MANAGING DIRECTOR - INVESCO
        POWERSHARES GLOBAL ETFS

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

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 15

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of April 11, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add certain series portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds),
Invesco Exchange Fund and Short-Term Investments Trust, as listed on the attached Exhibit A, which were approved by shareholders;

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

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

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

BY:    /S/ JOHN M. ZERR
       -----------------------------------
NAME:  John M. Zerr
TITLE: Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ DANIEL E. DRAPER
        -----------------------------------
NAME:   Dan Draper
TITLE:  Managing Director - Invesco
        PowerShares Global ETFs

                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Premier Portfolio
Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Government & Agency Portfolio
Tax-Free Cash Reserve Portfolio
Treasury Obligations Portfolio